Exhibit 99.1
INGEVITY CORPORATION

Recast Condensed Consolidated Statement of Operations, Historical Segment Information and certain Non-GAAP Financial Measures Excluding the Industrial Specialties product line and CTO Refinery (Discontinued Operations) (Unaudited)
On September 3, 2025, Ingevity Corporation, a Delaware corporation ("Ingevity", "the Company") entered into an Asset Purchase Agreement (the "Purchase Agreement") with Mainstream Pine Products, LLC, a Delaware limited liability company ("Purchaser"), pursuant to which Purchaser will purchase substantially all of the assets and assume and acquire certain of the rights and liabilities of Ingevity or its applicable affiliates that relate to or are used in connection with (a) Ingevity's industrial specialties product line (other than Ingevity's lignin dispersant and alternative fatty acid based products, road technologies product line and other businesses and products more fully described in the Purchase Agreement) and (b) Ingevity's North Charleston, South Carolina crude tall oil refinery (the "CTO Refinery") and Ingevity's and its affiliates' operations thereof (collectively, the "Divestiture"). The Company has determined that the industrial specialties product line and CTO Refinery included within the Divestiture met the criteria to be classified as held for sale and that the sale represents a strategic shift that will have a major effect on Ingevity's operations and results. Accordingly, for all periods presented, the results of operations of the industrial specialties product line and CTO Refinery, collectively defined above as the Divestiture, are presented as discontinued operations. The Divestiture is expected to close by early 2026.
Ingevity is providing, within this exhibit, unaudited recast Condensed Consolidated Statements of Operations, Segment Operating Results, and certain Non-GAAP Financial Measures for the years ended December 31, 2024 and 2023 as well as the three month periods ended March 31, 2025 and 2024, June 30, 2025 and 2024, September 30, 2025 and 2024, and December 31, 2024, that reflect the industrial specialties product line and the CTO Refinery as discontinued operations. These reporting changes have been retrospectively applied for all periods presented. These amounts are considered preliminary, and as such, actual amounts could differ from these estimates.
Non-GAAP Financial Measures
Ingevity has presented certain financial measures, defined below, which have not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and has provided a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP on the following pages. These financial measures are not meant to be considered in isolation nor as a substitute for the most directly comparable financial measure calculated in accordance with GAAP. Investors should consider the limitations associated with these non-GAAP measures, including the potential lack of comparability of these measures from one company to another.
We believe these non-GAAP financial measures provide management as well as investors, potential investors, securities analysts, and others with useful information to evaluate the performance of the business, because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends affecting our historical financial performance, liquidity measures, and projected future results.
Adjusted earnings (loss) from continuing operations is defined as net income (loss) from continuing operations plus restructuring and other (income) charges, net, goodwill impairment charges, acquisition and other-related (income) costs, pension and postretirement settlement and curtailment (income) charges, (gain) loss on strategic investments, debt refinancing fees, litigation verdict charges, proxy contest charges, portfolio review expenses, and the income tax expense (benefit) on those items, less the provision (benefit) from certain discrete tax items.
Adjusted earnings (loss) from discontinued operations is defined as net income (loss) from discontinued operations plus restructuring and other (income) charges, net, goodwill impairment charges, acquisition and other-related (income) costs, loss on CTO resales, CTO supply contract termination charges, (gain) loss on strategic investments, and the income tax expense (benefit) on those items, less the provision (benefit) from certain discrete tax items.
Total adjusted earnings (loss) is defined as Adjusted earnings (loss) from continuing operations and Adjusted earnings (loss) from discontinued operations.
Diluted adjusted earnings (loss) from continuing operations per share is defined as diluted earnings (loss) from continuing operations per share plus restructuring and other (income) charges, net, per share, goodwill impairment charges per share, acquisition and other-related (income) costs per share, pension and postretirement settlement and curtailment (income) charges per share, (gain) loss on strategic investments per share, debt refinancing fees per share, litigation verdict charge per share, proxy contest charges per share, portfolio review expenses per share, and the income tax expense (benefit) per share on those items, less the provision (benefit) from certain discrete tax items per share.

Diluted adjusted earnings (loss) from discontinued operations per share is defined as diluted earnings (loss) from discontinued operations per share plus restructuring and other (income) charges, net, per share, goodwill impairment charges per share, acquisition and other-related (income) costs per share, loss on CTO resales per share, CTO supply contract termination charges per share, (gain) loss on strategic investments per share, and the income tax expense (benefit) per share on those items, less the provision (benefit) from certain discrete tax items per share.
Total diluted adjusted earnings (loss) per share is defined as diluted adjusted earnings (loss) from continuing operations per share and diluted adjusted earnings (loss) from discontinued operations per share.
Adjusted EBITDA from continuing operations is defined as net income (loss) from continuing operations plus interest expense, net, provision (benefit) for income taxes, depreciation, amortization, restructuring and other (income) charges, net, goodwill impairment charges, acquisition and other-related (income) costs, litigation verdict charges, (gain) loss on strategic investments, proxy contest charges, portfolio review expenses, and pension and postretirement settlement and curtailment (income) charges, net.
Adjusted EBITDA margin from continuing operations is defined as Adjusted EBITDA from continuing operations divided by Net sales from continuing operations
Adjusted EBITDA from discontinued operations is defined as net income (loss) from discontinued operations plus interest expense, net, provision (benefit) for income taxes, depreciation, amortization, restructuring and other (income) charges, net, goodwill impairment charges, acquisition and other-related (income) costs, (gain) loss on strategic investments, loss on CTO resales, and CTO supply contract termination charges.
Total adjusted EBITDA is defined as Adjusted EBITDA from continuing operations and Adjusted EBITDA from discontinued operations.
Net Debt is defined as the sum of notes payable, short-term debt, current maturities of long-term debt and long-term debt including finance lease obligations less the sum of cash and cash equivalents, restricted cash associated with our new market tax credit financing arrangement, and restricted investment associated with certain finance lease obligations, excluding the allowance for credit losses on held-to-maturity debt securities held within the restricted investment.
Net Debt Ratio is defined as Net Debt divided by the last twelve months Total Adjusted EBITDA.
Ingevity's management also uses the above financial measures as the primary measures of profitability and liquidity of the business. In addition, Ingevity believes Adjusted EBITDA from continuing operations and Adjusted EBITDA Margin from continuing operations are useful measures because they exclude the effects of financing and investment activities as well as non-operating activities.
Forward-looking statements: This Current Report on Form 8-K contains "forward looking statements" within the meaning of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements generally include the words "will," "plans," "intends," "targets," "expects," "outlook," "guidance," "believes," "anticipates" or similar expressions. Forward looking statements may include, without limitation, anticipated timing, results, charges and costs of any current or future repositioning of our Performance Chemicals segment, including the Divestiture, the oleo-based product refining transition, closure of our plants in Crossett, Arkansas and DeRidder, Louisiana, the timing and closing of the Divestiture, the potential benefits of any divestiture, acquisition or investment transaction, including the Divestiture and payment of any contingent consideration pursuant thereto, leadership transitions within our organization, expected financial positions, guidance, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; litigation-related strategies and outcomes; and markets for securities. Actual results could differ materially from the views expressed. Factors that could cause actual results to materially differ from those contained in the forward looking statements, or that could cause other forward looking statements to prove incorrect, include, without limitation, risks related to the satisfaction of the conditions to closing the Divestiture in the anticipated timeframe or at all; risks that the expected benefits from the Divestiture will not be realized or will not be realized within the expected time period; the risks that associated with the co-located businesses and potential impacts to our plant operations, charges, costs or actions, including adverse legal or regulatory actions, resulting from, or in connection with, the current or future repositioning of our Performance Chemicals segment, including the Divestiture, the oleo-based product refining transition, closure of our plants in Crossett, Arkansas and DeRidder, Louisiana; losses due to resale of crude tall oil at less than we paid for it; leadership transitions within our organization; adverse effects from general global economic, geopolitical and financial conditions beyond our control, including inflation, global trade tensions, and the Russia Ukraine war and conflict in the middle east; risks related to our international sales and operations, including changes in tariffs; adverse conditions in the automotive market; competition from substitute products, new technologies and new or emerging competitors; worldwide air quality standards; a decrease in government infrastructure spending; adverse conditions in cyclical end markets; the limited supply of or lack of access to sufficient raw materials, or any material increase in the cost to acquire such raw materials; issues with or integration of future acquisitions and other investments; the provision of services by third parties at several facilities; supply chain disruptions; natural disasters and extreme weather events; or other unanticipated problems such as labor difficulties (including work stoppages), equipment failure or unscheduled maintenance and repair; planned and unplanned production slowdowns and shutdowns, turnarounds and outages, attracting and retaining key personnel; dependence on certain large customers; legal actions associated with our intellectual property rights; protection of our intellectual property and other proprietary information; information technology security breaches and other disruptions; complications with designing or implementing our new enterprise resource planning system; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies, tariffs and the chemicals industry; losses due to lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes; and the other factors detailed from time to time in the reports we file with the Securities and Exchange Commission (the "SEC"), including those described in Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10 K as well as in our other filings with the SEC. These forward-looking statements speak only to management’s beliefs as of the date of this Current Report on Form 8-K. Ingevity assumes no obligation to provide any revisions to, or update, any projections and forward-looking statements contained in this Current Report on Form 8-K.

INGEVITY CORPORATION
Summary of Certain Financial Measures from Continuing Operations (Unaudited)
Background:
Below includes an excerpt of certain key financial measures that have been recast to exclude the Performance Chemicals industrial specialties product line and the CTO Refinery, which are considered discontinued operations. Detailed reconciliations of these key financial measures are included on the following pages within this Exhibit.

	2023	2024					2025
In millions, except per share data and net debt ratio	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3

Total Ingevity
Net sales from continuing operations	$1,215.5	$255.2	$347.7	$333.8	$263.4	$1,200.1	$247.9	$331.5	$333.1
Net income (loss) from continuing operations	$105.8	$23.2	$(211.6)	$47.5	$19.5	$(121.4)	$29.1	$(141.4)	$40.8
Net Income Margin from continuing operations	8.7%	9.1%	(60.9)%	14.2%	7.4%	(10.1)%	11.7%	(42.7)%	12.2%
Diluted earnings (loss) per share from continuing operations	$2.88	$0.64	$(5.83)	$1.30	$0.53	$(3.34)	$0.79	$(3.87)	$1.10

Performance Chemicals (ex. Divestiture)
Net sales	$425.5	$62.1	$142.6	$133.9	$63.3	$401.9	$58.9	$134.3	$139.9
Segment EBITDA	$62.5	$(2.1)	$23.0	$24.3	$1.3	$46.5	$3.6	$26.7	$24.8
Segment EBITDA as a Percentage of Net sales	14.7%	(3.4)%	16.1%	18.1%	2.1%	11.6%	6.1%	19.9%	17.7%

Non-GAAP Financial Measures (1)
Adjusted EBITDA from continuing operations	$353.0	$79.2	$109.0	$108.4	$79.9	$376.5	$91.3	$101.0	$110.4
Adjusted EBITDA Margin from continuing operations	29.0%	31.0%	31.3%	32.5%	30.3%	31.4%	36.8%	30.5%	33.1%
Adjusted earnings (loss) from continuing operations	$134.8	$25.2	$49.2	$48.5	$25.4	$148.3	$37.0	$44.9	$48.3
Diluted Adjusted Earnings per Share from continuing operations	$3.67	$0.69	$1.35	$1.33	$0.69	$4.06	$1.01	$1.22	$1.31
Net Debt Ratio	3.4x	3.8x	4.0x	4.0x	3.5x	3.5x	3.3x	3.0x	2.7x
_______________
(1) These are non-GAAP financial measures; please see subsequent pages for the reconciliations to the nearest GAAP financial measures.

INGEVITY CORPORATION
Recast Condensed Consolidated Statements of Operations from Continuing Operations (Unaudited)

	2023	2024					2025
In millions, except per share data	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
Net sales	$1,215.5	$255.2	$347.7	$333.8	$263.4	$1,200.1	$247.9	$331.5	$333.1
Cost of sales	770.5	150.4	219.3	202.2	163.4	735.3	136.0	203.7	199.2
Gross profit	$445.0	$104.8	$128.4	$131.6	$100.0	$464.8	$111.9	$127.8	$133.9
Selling, general, and administrative expenses	161.8	43.3	38.3	37.9	38.3	157.8	41.9	43.6	44.1
Research and technical expenses	25.4	5.8	5.9	6.2	6.6	24.5	7.0	7.0	7.0
Restructuring and other (income) charges, net	53.4	1.3	3.7	3.3	9.8	18.1	1.9	7.2	1.0
Goodwill impairment charge	—	—	306.6	—	—	306.6	—	183.8	—
Acquisition-related costs	3.6	0.3	(0.2)	(0.1)	0.3	0.3	—	—	—
Other (income) expense, net	(16.2)	0.9	0.4	6.5	0.1	7.9	4.1	4.2	1.2
Interest expense, net	87.0	22.3	23.2	23.8	20.8	90.1	19.4	18.6	18.4
Income (loss) from continuing operations before income taxes	$130.0	$30.9	$(249.5)	$54.0	$24.1	$(140.5)	$37.6	$(136.6)	$62.2
Provision (benefit) for income taxes on continuing operations	24.2	7.7	(37.9)	6.5	4.6	(19.1)	8.5	4.8	21.4
Net income (loss) from continuing operations	$105.8	$23.2	$(211.6)	$47.5	$19.5	$(121.4)	$29.1	$(141.4)	$40.8

Per share data
Basic earnings (loss) per share from continuing operations	$2.90	$0.64	$(5.83)	$1.31	$0.54	$(3.34)	$0.80	$(3.87)	$1.12
Diluted earnings (loss) per share from continuing operations	$2.88	$0.64	$(5.83)	$1.30	$0.53	$(3.34)	$0.79	$(3.87)	$1.10
Weighted average shares outstanding
Basic	36.5	36.3	36.3	36.3	36.3	36.3	36.4	36.5	36.3
Diluted	36.7	36.4	36.3	36.5	36.6	36.3	36.7	36.5	37.0

INGEVITY CORPORATION
Recast Segment Operating Results from Continuing Operations (Unaudited)

	2023	2024					2025
In millions, except per share data	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
Performance Materials	$586.0	$145.1	$157.2	$151.1	$156.2	$609.6	$146.8	$153.9	$155.0
Performance Chemicals (ex. Divestiture)	425.5	62.1	142.6	133.9	63.3	401.9	58.9	134.3	139.9
Advanced Polymer Technologies	204.0	48.0	47.9	48.8	43.9	188.6	42.2	43.3	38.2
Net sales	$1,215.5	$255.2	$347.7	$333.8	$263.4	$1,200.1	$247.9	$331.5	$333.1
Performance Materials	$286.6	$78.0	$82.2	$80.6	$78.3	$319.1	$79.1	$77.1	$79.9
Performance Chemicals (ex. Divestiture)	62.5	(2.1)	23.0	24.3	1.3	46.5	3.6	26.7	24.8
Advanced Polymer Technologies	44.5	9.5	9.8	9.8	6.1	35.2	12.5	0.9	9.9
Segment EBITDA	$393.6	$85.4	$115.0	$114.7	$85.7	$400.8	$95.2	$104.7	$114.6
Interest expense, net	(87.0)	(22.3)	(23.2)	(23.8)	(20.8)	(90.1)	(19.4)	(18.6)	(18.4)
(Provision) benefit for income taxes	(24.2)	(7.7)	37.9	(6.5)	(4.6)	19.1	(8.5)	(4.8)	(21.4)
Depreciation and amortization	(97.4)	(24.4)	(25.3)	(25.2)	(24.7)	(99.6)	(24.5)	(25.2)	(27.7)
Restructuring and other income (charges), net	(53.4)	(1.3)	(3.7)	(3.3)	(9.8)	(18.1)	(1.9)	(7.2)	(1.0)
Goodwill impairment charge	—	—	(306.6)	—	—	(306.6)	—	(183.8)	—
Acquisition and other-related costs	(4.5)	(0.3)	0.2	0.1	(0.3)	(0.3)	—	—	—
Pension and postretirement settlement and curtailment (charges) income, net	—	—	—	—	(0.2)	(0.2)	—	—	—
Gain (loss) on strategic investments	19.3	—	0.1	(2.2)	—	(2.1)	—	(2.5)	—
Proxy contest charges	—	—	—	—	—	—	(7.9)	(0.3)	—
Portfolio review expenses	—	—	—	—	—	—	—	—	(1.1)
Indirect costs allocated to Divestiture (1)	(40.6)	(6.2)	(6.0)	(6.3)	(5.8)	(24.3)	(3.9)	(3.7)	(4.2)
Net income (loss) from continuing operations	$105.8	$23.2	$(211.6)	$47.5	$19.5	$(121.4)	$29.1	$(141.4)	$40.8
_______________
(1) Includes indirect costs previously allocated to the Divestiture that are not eligible for discontinued operations accounting treatment.

INGEVITY CORPORATION
Recast Segment Operating Disclosures from Continuing Operations (Unaudited)

	Performance Materials
	2023	2024					2025
In millions	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
Net sales (i)	$586.0	$145.1	$157.2	$151.1	$156.2	$609.6	$146.8	$153.9	$155.0
Less:
Cost of sales (ii)	254.2	52.1	61.4	56.4	64.0	233.9	54.4	58.8	58.9
Selling, general, and administrative expenses (ii) (iii)	46.1	15.0	13.4	14.1	14.3	56.8	16.4	16.3	16.3
Other (income) expense, net (ii) (iv)	(0.9)	—	0.2	—	(0.4)	(0.2)	(3.1)	1.7	(0.1)
Segment EBITDA	$286.6	$78.0	$82.2	$80.6	$78.3	$319.1	$79.1	$77.1	$79.9

	Performance Chemicals (ex. Divestiture)
	2023	2024					2025
In millions	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
Net sales (i)	$425.5	$62.1	$142.6	$133.9	$63.3	$401.9	$58.9	$134.3	$139.9
Less:
Cost of sales (ii)	309.5	48.9	106.7	95.7	48.9	300.2	41.4	92.9	99.5
Selling, general, and administrative expenses (ii) (iii)	53.4	14.8	12.7	11.6	12.3	51.4	14.6	14.8	15.4
Other (income) expense, net (ii) (iv)	0.1	0.5	0.2	2.3	0.8	3.8	(0.7)	(0.1)	0.2
Segment EBITDA	$62.5	$(2.1)	$23.0	$24.3	$1.3	$46.5	$3.6	$26.7	$24.8

	Advanced Polymer Technologies
	2023	2024					2025
In millions	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
Net sales (i)	$204.0	$48.0	$47.9	$48.8	$43.9	$188.6	$42.2	$43.3	$38.2
Less:
Cost of sales (ii)	135.2	32.4	32.4	32.2	32.9	129.9	23.6	35.7	22.1
Selling, general, and administrative expenses (ii) (iii)	22.1	5.8	5.6	5.4	5.5	22.3	5.9	6.8	6.4
Other (income) expense, net (ii) (iv)	2.2	0.3	0.1	1.4	(0.6)	1.2	0.2	(0.1)	(0.2)
Segment EBITDA	$44.5	$9.5	$9.8	$9.8	$6.1	$35.2	$12.5	$0.9	$9.9
_______________
(i) Relates to external customers only.
(ii) Excludes Depreciation and amortization.
(iii) Includes Research and technical expenses.
(iv) We have excluded the following items from Other (income) expense, net: gain (loss) on strategic investments, proxy contest charges, portfolio review expenses, pension and postretirement settlement and curtailment charges, depreciation, and amortization.

INGEVITY CORPORATION

Recast Segment Operating Disclosures from Continuing Operations (Unaudited)

	Depreciation and amortization
	2023	2024					2025
In millions	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
Performance Materials	$38.3	$9.6	$9.7	$9.7	$9.7	$38.7	$9.9	$9.9	$11.3
Performance Chemicals (ex. Divestiture)	22.1	6.0	6.1	6.1	6.1	24.3	5.9	6.0	6.4
Advanced Polymer Technologies	31.3	7.6	7.5	7.9	7.8	30.8	7.7	8.3	8.9
Indirect costs allocated to Divestiture (i)	5.7	1.2	2.0	1.5	1.1	5.8	1.0	1.0	1.1
Total Depreciation and amortization	$97.4	$24.4	$25.3	$25.2	$24.7	$99.6	$24.5	$25.2	$27.7
_______________
(i) Includes indirect costs previously allocated to the Divestiture that are not eligible for discontinued operations accounting treatment.
	Capital expenditures
	2023	2024					2025
In millions	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
Performance Materials	$36.4	$7.3	$9.3	$8.8	$13.1	$38.5	$5.1	$6.9	$7.4
Performance Chemicals (ex. Divestiture)	29.2	3.2	3.7	4.9	4.7	16.5	1.2	1.5	2.8
Advanced Polymer Technologies	23.8	3.1	3.1	3.6	6.4	16.2	3.7	3.7	1.6
Total Capital expenditures	$89.4	$13.6	$16.1	$17.3	$24.2	$71.2	$10.0	$12.1	$11.8

INGEVITY CORPORATION
Reconciliation of Recast Segment Operating Results (Unaudited)

	2025 Q3
In millions	As Previously Reported	Indirect costs allocated to Divestiture (1)	Discontinued Operations	Continuing Operations
Performance Materials	$155.0	$—	$—	$155.0
Performance Chemicals	168.9	—	(29.0)	139.9
Advanced Polymer Technologies	38.2	—	—	38.2
Net sales	$362.1	$—	$(29.0)	$333.1
Performance Materials	$79.9	$—	$—	$79.9
Performance Chemicals	31.4	4.2	(10.8)	24.8
Advanced Polymer Technologies	9.9	—	—	9.9
Segment EBITDA	$121.2	$4.2	$(10.8)	$114.6
Interest expense, net	(18.4)	—	—	(18.4)
(Provision) benefit for income taxes	(20.4)	—	(1.0)	(21.4)
Depreciation and amortization	(28.0)	—	0.3	(27.7)
Restructuring and other income (charges), net	(9.8)	—	8.8	(1.0)
Acquisition and other-related costs	—	—	—	—
Portfolio review expenses	(1.1)	—	—	(1.1)
Indirect costs allocated to Divestiture (1)	—	(4.2)	—	(4.2)
Net income (loss)	$43.5	$—	$(2.7)	$40.8
_____________
(1) Includes indirect costs previously allocated to the Divestiture that are not eligible for discontinued operations accounting treatment.

INGEVITY CORPORATION
Reconciliation of Recast Segment Operating Results (Unaudited)

	2025 Q2
In millions	As Previously Reported	Indirect costs allocated to Divestiture (1)	Discontinued Operations	Continuing Operations
Performance Materials	$153.9	$—	$—	$153.9
Performance Chemicals	167.9	—	(33.6)	134.3
Advanced Polymer Technologies	43.3	—	—	43.3
Net sales	$365.1	$—	$(33.6)	$331.5
Performance Materials	$77.1	$—	$—	$77.1
Performance Chemicals	32.0	3.7	(9.0)	26.7
Advanced Polymer Technologies	0.9	—	—	0.9
Segment EBITDA	$110.0	$3.7	$(9.0)	$104.7
Interest expense, net	(18.6)	—	—	(18.6)
(Provision) benefit for income taxes	(3.8)	—	(1.0)	(4.8)
Depreciation and amortization	(25.6)	—	0.4	(25.2)
Restructuring and other income (charges), net	(21.9)	—	14.7	(7.2)
Goodwill impairment charge	(183.8)	—	—	(183.8)
Acquisition and other-related costs	—	—	—	—
Gain (loss) on strategic investments	(2.5)	—	—	(2.5)
Proxy contest charges	(0.3)	—	—	(0.3)
Indirect costs allocated to Divestiture (1)	—	(3.7)	—	(3.7)
Net income (loss)	$(146.5)	$—	$5.1	$(141.4)
_____________
(1) Includes indirect costs previously allocated to the Divestiture that are not eligible for discontinued operations accounting treatment.

INGEVITY CORPORATION
Reconciliation of Recast Segment Operating Results (Unaudited)

	2025 Q1
In millions	As Previously Reported	Indirect costs allocated to Divestiture (1)	Discontinued Operations	Continuing Operations
Performance Materials	$146.8	$—	$—	$146.8
Performance Chemicals	95.0	—	(36.1)	58.9
Advanced Polymer Technologies	42.2	—	—	42.2
Net sales	$284.0	$—	$(36.1)	$247.9
Performance Materials	$79.1	$—	$—	$79.1
Performance Chemicals	(0.3)	3.9	—	3.6
Advanced Polymer Technologies	12.5	—	—	12.5
Segment EBITDA	$91.3	$3.9	$—	$95.2
Interest expense, net	(19.4)	—	—	(19.4)
(Provision) benefit for income taxes	(6.3)	—	(2.2)	(8.5)
Depreciation and amortization	(24.9)	—	0.4	(24.5)
Restructuring and other income (charges), net	(12.3)	—	10.4	(1.9)
Acquisition and other-related costs	—	—	—	—
Proxy contest charges	(7.9)	—	—	(7.9)
Indirect costs allocated to Divestiture (1)	—	(3.9)	—	(3.9)
Net income (loss)	$20.5	$—	$8.6	$29.1
_____________
(1) Includes indirect costs previously allocated to the Divestiture that are not eligible for discontinued operations accounting treatment.

INGEVITY CORPORATION
Reconciliation of Recast Segment Operating Results (Unaudited)

	2024 FY
In millions	As Previously Reported	Indirect costs allocated to Divestiture (1)	Discontinued Operations	Continuing Operations
Performance Materials	$609.6	$—	$—	$609.6
Performance Chemicals	608.2	—	(206.3)	401.9
Advanced Polymer Technologies	188.6	—	—	188.6
Net sales	$1,406.4	$—	$(206.3)	$1,200.1
Performance Materials	$319.1	$—	$—	$319.1
Performance Chemicals	14.7	24.3	7.5	46.5
Advanced Polymer Technologies	35.2	—	—	35.2
Segment EBITDA	$369.0	$24.3	$7.5	$400.8
Interest expense, net	(90.1)	—	—	(90.1)
(Provision) benefit for income taxes	105.3	—	(86.2)	19.1
Depreciation and amortization	(108.3)	—	8.7	(99.6)
Restructuring and other income (charges), net	(186.2)	—	168.1	(18.1)
Goodwill impairment charge	(349.1)	—	42.5	(306.6)
Acquisition and other-related costs	(0.3)	—	—	(0.3)
Inventory charges	(6.3)	—	6.3	—
Loss on CTO resales	(52.7)	—	52.7	—
CTO supply contract termination charges	(100.0)	—	100.0	—
Pension and postretirement settlement and curtailment (charges) income, net	(0.2)	—	—	(0.2)
Gain (loss) on strategic investments	(11.4)	—	9.3	(2.1)
Indirect costs allocated to Divestiture (1)	—	(24.3)	—	(24.3)
Net income (loss)	$(430.3)	$—	$308.9	$(121.4)
_____________
(1) Includes indirect costs previously allocated to the Divestiture that are not eligible for discontinued operations accounting treatment.

INGEVITY CORPORATION
Reconciliation of Recast Segment Operating Results (Unaudited)

	2024 Q4
In millions	As Previously Reported	Indirect costs allocated to Divestiture (1)	Discontinued Operations	Continuing Operations
Performance Materials	$156.2	$—	$—	$156.2
Performance Chemicals	98.7	—	(35.4)	63.3
Advanced Polymer Technologies	43.9	—	—	43.9
Net sales	$298.8	$—	$(35.4)	$263.4
Performance Materials	$78.3	$—	$—	$78.3
Performance Chemicals	(3.8)	5.8	(0.7)	1.3
Advanced Polymer Technologies	6.1	—	—	6.1
Segment EBITDA	$80.6	$5.8	$(0.7)	$85.7
Interest expense, net	(20.8)	—	—	(20.8)
(Provision) benefit for income taxes	7.8	—	(12.4)	(4.6)
Depreciation and amortization	(25.2)	—	0.5	(24.7)
Restructuring and other income (charges), net	(23.4)	—	13.6	(9.8)
Acquisition and other-related costs	(0.3)	—	—	(0.3)
Loss on CTO resales	(1.9)	—	1.9	—
Pension and postretirement settlement and curtailment (charges) income, net	(0.2)	—	—	(0.2)
Indirect costs allocated to Divestiture (1)	—	(5.8)	—	(5.8)
Net income (loss)	$16.6	$—	$2.9	$19.5
_____________
(1) Includes indirect costs previously allocated to the Divestiture that are not eligible for discontinued operations accounting treatment.

INGEVITY CORPORATION
Reconciliation of Recast Segment Operating Results (Unaudited)

	2024 Q3
In millions	As Previously Reported	Indirect costs allocated to Divestiture (1)	Discontinued Operations	Continuing Operations
Performance Materials	$151.1	$—	$—	$151.1
Performance Chemicals	177.0	—	(43.1)	133.9
Advanced Polymer Technologies	48.8	—	—	48.8
Net sales	$376.9	$—	$(43.1)	$333.8
Performance Materials	$80.6	$—	$—	$80.6
Performance Chemicals	19.8	6.3	(1.8)	24.3
Advanced Polymer Technologies	9.8	—	—	9.8
Segment EBITDA	$110.2	$6.3	$(1.8)	$114.7
Interest expense, net	(23.8)	—	—	(23.8)
(Provision) benefit for income taxes	30.7	—	(37.2)	(6.5)
Depreciation and amortization	(26.2)	—	1.0	(25.2)
Restructuring and other income (charges), net	(86.9)	—	83.6	(3.3)
Acquisition and other-related costs	0.1	—	—	0.1
Inventory charges	(3.8)	—	3.8	—
Loss on CTO resales	(0.8)	—	0.8	—
CTO supply contract termination charges	(100.0)	—	100.0	—
Gain (loss) on strategic investments	(6.7)	—	4.5	(2.2)
Indirect costs allocated to Divestiture (1)	—	(6.3)	—	(6.3)
Net income (loss)	$(107.2)	$—	$154.7	$47.5
_____________
(1) Includes indirect costs previously allocated to the Divestiture that are not eligible for discontinued operations accounting treatment.

INGEVITY CORPORATION
Reconciliation of Recast Segment Operating Results (Unaudited)

	2024 Q2
In millions	As Previously Reported	Indirect costs allocated to Divestiture (1)	Discontinued Operations	Continuing Operations
Performance Materials	$157.2	$—	$—	$157.2
Performance Chemicals	185.5	—	(42.9)	142.6
Advanced Polymer Technologies	47.9	—	—	47.9
Net sales	$390.6	$—	$(42.9)	$347.7
Performance Materials	$82.2	$—	$—	$82.2
Performance Chemicals	9.3	6.0	7.7	23.0
Advanced Polymer Technologies	9.8	—	—	9.8
Segment EBITDA	$101.3	$6.0	$7.7	$115.0
Interest expense, net	(23.2)	—	—	(23.2)
(Provision) benefit for income taxes	50.9	—	(13.0)	37.9
Depreciation and amortization	(27.3)	—	2.0	(25.3)
Restructuring and other income (charges), net	(13.1)	—	9.4	(3.7)
Goodwill impairment charge	(349.1)	—	42.5	(306.6)
Acquisition and other-related costs	0.2	—	—	0.2
Loss on CTO resales	(23.5)	—	23.5	—
Gain (loss) on strategic investments	0.1	—	—	0.1
Indirect costs allocated to Divestiture (1)	—	(6.0)	—	(6.0)
Net income (loss)	$(283.7)	$—	$72.1	$(211.6)
_____________
(1) Includes indirect costs previously allocated to the Divestiture that are not eligible for discontinued operations accounting treatment.

INGEVITY CORPORATION
Reconciliation of Recast Segment Operating Results (Unaudited)

	2024 Q1
In millions	As Previously Reported	Indirect costs allocated to Divestiture (1)	Discontinued Operations	Continuing Operations
Performance Materials	$145.1	$—	$—	$145.1
Performance Chemicals	147.0	—	(84.9)	62.1
Advanced Polymer Technologies	48.0	—	—	48.0
Net sales	$340.1	$—	$(84.9)	$255.2
Performance Materials	$78.0	$—	$—	$78.0
Performance Chemicals	(10.6)	6.2	2.3	(2.1)
Advanced Polymer Technologies	9.5	—	—	9.5
Segment EBITDA	$76.9	$6.2	$2.3	$85.4
Interest expense, net	(22.3)	—	—	(22.3)
(Provision) benefit for income taxes	15.9	—	(23.6)	(7.7)
Depreciation and amortization	(29.6)	—	5.2	(24.4)
Restructuring and other income (charges), net	(62.8)	—	61.5	(1.3)
Acquisition and other-related costs	(0.3)	—	—	(0.3)
Loss on CTO resales	(26.5)	—	26.5	—
Gain (loss) on strategic investments	(4.8)	—	4.8	—
Inventory charges	(2.5)	—	2.5	—
Indirect costs allocated to Divestiture (1)	—	(6.2)	—	(6.2)
Net income (loss)	$(56.0)	$—	$79.2	$23.2
_____________
(1) Includes indirect costs previously allocated to the Divestiture that are not eligible for discontinued operations accounting treatment.

INGEVITY CORPORATION
Reconciliation of Recast Segment Operating Results (Unaudited)

	2023 FY
In millions	As Previously Reported	Indirect costs allocated to Divestiture (1)	Discontinued Operations	Continuing Operations
Performance Materials	$586.0	$—	$—	$586.0
Performance Chemicals	902.1	—	(476.6)	425.5
Advanced Polymer Technologies	204.0	—	—	204.0
Net sales	$1,692.1	$—	$(476.6)	$1,215.5
Performance Materials	$286.6	$—	$—	$286.6
Performance Chemicals	65.7	40.6	(43.8)	62.5
Advanced Polymer Technologies	44.5	—	—	44.5
Segment EBITDA	$396.8	$40.6	$(43.8)	$393.6
Interest expense, net	(87.0)	—	—	(87.0)
(Provision) benefit for income taxes	4.7	—	(28.9)	(24.2)
Depreciation and amortization	(122.8)	—	25.4	(97.4)
Restructuring and other income (charges), net	(170.2)	—	116.8	(53.4)
Acquisition and other-related costs	(4.5)	—	—	(4.5)
Inventory charges	(19.7)	—	19.7	—
Loss on CTO resales	(22.0)	—	22.0	—
Gain (loss) on strategic investments	19.3	—	—	19.3
Indirect costs allocated to Divestiture (1)	—	(40.6)	—	(40.6)
Net income (loss)	$(5.4)	$—	$111.2	$105.8
_____________
(1) Includes indirect costs previously allocated to the Divestiture that are not eligible for discontinued operations accounting treatment.

INGEVITY CORPORATION
Reconciliation of Recast Net Income (Loss) from Continuing Operations (GAAP) to Recast Adjusted Earnings (Loss) from Continuing Operations (Non-GAAP) and Recast Diluted Earnings (Loss) per Common Share from Continuing Operations (GAAP) to Recast Diluted Adjusted Earnings (Loss) per Common Share from Continuing Operations(Non-GAAP)

	2023	2024					2025
In millions, except per share data (unaudited)	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
Net income (loss) from continuing operations (GAAP)	$105.8	$23.2	$(211.6)	$47.5	$19.5	$(121.4)	$29.1	$(141.4)	$40.8
Restructuring and other (income) charges, net (1)	53.4	1.3	3.7	3.3	9.8	18.1	1.9	7.2	1.0
Goodwill impairment charge (2)	—	—	306.6	—	—	306.6	—	183.8	—
Acquisition and other-related costs (3)	4.5	0.3	(0.2)	(0.1)	0.3	0.3	—	—	—
Pension and postretirement settlement and curtailment charges (income) (4)	—	—	—	—	0.2	0.2	—	—	—
(Gain) loss on strategic investments (5)	(19.3)	—	(0.1)	2.2	—	2.1	—	2.5	—
Proxy contest charges (6)	—	—	—	—	—	—	7.9	0.3	—
Portfolio review expenses (7)	—	—	—	—	—	—	—	—	1.1
Tax effect on items above (8)	(9.1)	(0.3)	(72.9)	(1.0)	(4.4)	(78.6)	(2.3)	(48.4)	(0.5)
Certain discrete tax provision (benefit) (9)	(0.5)	0.7	23.7	(3.4)	—	21.0	0.4	40.9	5.9
Adjusted earnings (loss) from continuing operations (Non-GAAP)	$134.8	$25.2	$49.2	$48.5	$25.4	$148.3	$37.0	$44.9	$48.3

Diluted earnings (loss) per common share from continuing operations (GAAP)	$2.88	$0.64	$(5.83)	$1.30	$0.53	$(3.34)	$0.79	$(3.87)	$1.10
Restructuring and other (income) charges, net (1)	1.46	0.04	0.10	0.09	0.27	0.50	0.05	0.20	0.03
Goodwill impairment charge (2)	—	—	8.40	—	—	8.40	—	5.01	—
Acquisition and other-related costs (3)	0.12	0.01	(0.01)	—	0.01	0.01	—	—	—
Pension and postretirement settlement and curtailment charges (income) (4)	—	—	—	—	0.01	0.01	—	—	—
(Gain) loss on strategic investments (5)	(0.52)	—	—	0.06	—	0.06	—	0.07	—
Proxy contest charges (6)	—	—	—	—	—	—	0.21	0.01	—
Portfolio review expenses (7)	—	—	—	—	—	—	—	—	0.03
Tax effect on items above (8)	(0.26)	(0.02)	(1.97)	(0.03)	(0.13)	(2.16)	(0.05)	(1.32)	(0.01)
Certain discrete tax provision (benefit) (9)	(0.01)	0.02	0.66	(0.09)	—	0.58	0.01	1.12	0.16
Diluted adjusted earnings (loss) per common share from continuing operations (Non-GAAP)	$3.67	$0.69	$1.35	$1.33	$0.69	$4.06	$1.01	$1.22	$1.31
Weighted average common shares outstanding - Diluted	36.7	36.4	36.5	36.5	36.6	36.5	36.7	36.7	37.0

_______________
(1) We regularly perform strategic reviews and assess the return on our operations, which sometimes results in a plan to restructure the business. These costs are excluded from adjusted earnings (loss) from continuing operations. For more information, refer to our previously filed Form 10-Q's and Form 10-K's filed with the Securities and Exchange Commission.
(2) During the second quarter of 2025, the company concluded that the carrying value of the Advanced Polymer Technologies reporting unit exceeded its fair value, resulting in a non-cash goodwill impairment charge. During the second quarter of 2024, the company concluded that the carrying value of the Performance Chemicals reporting unit exceeded its fair value, resulting in a non-cash goodwill impairment charge.
(3) Charges represent (income) losses incurred to complete and integrate acquisitions and other strategic investments. Charges may include the expensing of the inventory fair value step-up resulting from the application of purchase accounting for acquisitions and certain legal and professional fees associated with the completion of acquisitions and strategic investments.
(4) Our pension and postretirement settlement and curtailment charges (income) are related to the acceleration of prior service costs, as a result of a reduction in the number of participants within the Union Hourly defined benefit pension plan. These are excluded as we consider these costs to be outside our operational performance.
(5) We exclude gains and losses from strategic investments because we do not consider such gains or losses to be directly associated with our operational performance. We believe that the inclusion of such gains or losses, would impair the factors and trends affecting the historical financial performance of the Company. We continue to include undistributed earnings or loss, distributions, amortization or accretion of basis differences, and other-than-temporary impairments for equity method investments that we believe are directly attributable to the operational performance of such investments, in our consolidated results.
(6) Charges represent legal and other professional service fees as well as incremental proxy solicitation costs related to a proxy contest. These charges are excluded as we consider these costs to be outside our operational performance.
(7) Expenses represent professional service fees related to a review of the company's portfolio. These expenses are excluded as we consider these costs to be outside our operational performance.
(8) Income tax impact of non-GAAP adjustments is the summation of the calculated income tax charge related to each pre-tax non-GAAP adjustment. The non-GAAP adjustments relate primarily to adjustments in the United States. As such, the income tax effect is calculated using the statutory tax rates of 21% for the United States and approximately 2.5% for state and local taxes, applied to the non-GAAP adjustments.
(9) Represents certain discrete tax items such as excess tax benefits on stock compensation and impacts of legislative tax rate changes.

INGEVITY CORPORATION
Reconciliations of Recast Net Income (Loss) (GAAP) to Recast Adjusted Earnings (Loss) (Non-GAAP) and Recast Diluted Earnings (Loss) per Common Share (GAAP) to Recast Diluted Adjusted Earnings (Loss) per Common Share (Non-GAAP)

	2025 Q3
In millions, except per share data (unaudited)	Total Company	Discontinued Operations	Continuing Operations
Net income (loss) (GAAP)	$43.5	$2.7	$40.8
Restructuring and other (income) charges, net	9.8	8.8	1.0
Portfolio review expenses	1.1	—	1.1
Tax effect on items above	(2.5)	(2.0)	(0.5)
Certain discrete tax provision (benefit)	4.4	(1.5)	5.9
Adjusted earnings (loss) (Non-GAAP)	$56.3	$8.0	$48.3

Diluted earnings (loss) per common share (GAAP)	$1.18	$0.08	$1.10
Restructuring and other (income) charges, net	0.26	0.23	0.03
Portfolio review expenses	0.03	—	0.03
Tax effect on items above	(0.07)	(0.06)	(0.01)
Certain discrete tax provision (benefit)	0.12	(0.04)	0.16
Diluted adjusted earnings (loss) per common share (Non-GAAP)	$1.52	$0.21	$1.31
Weighted average common shares outstanding - Diluted	37.0	37.0	37.0

INGEVITY CORPORATION
Reconciliations of Recast Net Income (Loss) (GAAP) to Recast Adjusted Earnings (Loss) (Non-GAAP) and Recast Diluted Earnings (Loss) per Common Share (GAAP) to Recast Diluted Adjusted Earnings (Loss) per Common Share (Non-GAAP)

	2025 Q2
In millions, except per share data (unaudited)	As Previously Reported	Discontinued Operations	Continuing Operations
Net income (loss) (GAAP)	$(146.5)	$(5.1)	$(141.4)
Restructuring and other (income) charges, net	21.9	14.7	7.2
Goodwill impairment charge	183.8	—	183.8
(Gain) loss on strategic investments	2.5	—	2.5
Proxy contest charges	0.3	—	0.3
Tax effect on items above	(51.8)	(3.4)	(48.4)
Certain discrete tax provision (benefit)	40.9	—	40.9
Adjusted earnings (loss) (Non-GAAP)	$51.1	$6.2	$44.9

Diluted earnings (loss) per common share (GAAP)	$(4.02)	$(0.15)	$(3.87)
Restructuring and other (income) charges, net	0.60	0.40	0.20
Goodwill impairment charge	5.03	0.02	5.01
(Gain) loss on strategic investments	0.07	—	0.07
Proxy contest charges	0.01	—	0.01
Tax effect on items above	(1.42)	(0.10)	(1.32)
Certain discrete tax provision (benefit)	1.12	—	1.12
Diluted adjusted earnings (loss) per common share (Non-GAAP)	$1.39	$0.17	$1.22
Weighted average common shares outstanding - Diluted (1)	36.7	36.7	36.7
____________
(1) The weighted average number of common shares outstanding used in diluted adjusted earnings (loss) per share computation (Non-GAAP) differs from the weighted average number of common shares outstanding used in diluted earnings (loss) per share computations (GAAP) as we had a GAAP net loss for the respective period.

INGEVITY CORPORATION
Reconciliations of Recast Net Income (Loss) (GAAP) to Recast Adjusted Earnings (Loss) (Non-GAAP) and Recast Diluted Earnings (Loss) per Common Share (GAAP) to Recast Diluted Adjusted Earnings (Loss) per Common Share (Non-GAAP)

	2025 Q1
In millions, except per share data (unaudited)	As Previously Reported	Discontinued Operations	Continuing Operations
Net income (loss) (GAAP)	$20.5	$(8.6)	$29.1
Restructuring and other (income) charges, net	12.3	10.4	1.9
Proxy contest charges	7.9	—	7.9
Tax effect on items above	(4.7)	(2.4)	(2.3)
Certain discrete tax provision (benefit)	0.4	—	0.4
Adjusted earnings (loss) (Non-GAAP)	$36.4	$(0.6)	$37.0

Diluted earnings (loss) per common share (GAAP)	$0.56	$(0.23)	$0.79
Restructuring and other (income) charges, net	0.34	0.29	0.05
Proxy contest charges	0.21	—	0.21
Tax effect on items above	(0.13)	(0.08)	(0.05)
Certain discrete tax provision (benefit)	0.01	—	0.01
Diluted adjusted earnings (loss) per common share (Non-GAAP)	$0.99	$(0.02)	$1.01
Weighted average common shares outstanding - Diluted	36.7	36.7	36.7

INGEVITY CORPORATION
Reconciliations of Recast Net Income (Loss) (GAAP) to Recast Adjusted Earnings (Loss) (Non-GAAP) and Recast Diluted Earnings (Loss) per Common Share (GAAP) to Recast Diluted Adjusted Earnings (Loss) per Common Share (Non-GAAP)

	2024 FY
In millions, except per share data (unaudited)	As Previously Reported	Discontinued Operations	Continuing Operations
Net income (loss) (GAAP)	$(430.3)	$(308.9)	$(121.4)
Restructuring and other (income) charges, net	186.2	168.1	18.1
Goodwill impairment charge	349.1	42.5	306.6
Acquisition and other-related costs	0.3	—	0.3
Loss on CTO resales	52.7	52.7	—
CTO supply contract termination charges	100.0	100.0	—
Pension and postretirement settlement and curtailment charges (income), net	0.2	—	0.2
(Gain) loss on strategic investments	11.4	9.3	2.1
Tax effect on items above	(165.7)	(87.1)	(78.6)
Certain discrete tax provision (benefit)	24.4	3.4	21.0
Adjusted earnings (loss) (Non-GAAP)	$128.3	$(20.0)	$148.3

Diluted earnings (loss) per common share (GAAP)	$(11.85)	$(8.51)	$(3.34)
Restructuring and other (income) charges, net	5.12	4.62	0.50
Goodwill impairment charge	9.62	1.22	8.40
Acquisition and other-related costs	0.01	—	0.01
Loss on CTO resales	1.45	1.45	—
CTO supply contract termination charges	2.75	2.75	—
Pension and postretirement settlement and curtailment charges (income), net	0.01	—	0.01
(Gain) loss on strategic investments	0.31	0.25	0.06
Tax effect on items above	(4.58)	(2.42)	(2.16)
Certain discrete tax provision (benefit)	0.67	0.09	0.58
Diluted adjusted earnings (loss) per common share (Non-GAAP)	$3.51	$(0.55)	$4.06
Weighted average common shares outstanding - Diluted	36.5	36.5	36.5
____________
(1) The weighted average number of common shares outstanding used in diluted adjusted earnings (loss) per share computation (Non-GAAP) differs from the weighted average number of common shares outstanding used in diluted earnings (loss) per share computations (GAAP) as we had a GAAP net loss for the respective period.

INGEVITY CORPORATION
Reconciliations of Recast Net Income (Loss) (GAAP) to Recast Adjusted Earnings (Loss) (Non-GAAP) and Recast Diluted Earnings (Loss) per Common Share (GAAP) to Recast Diluted Adjusted Earnings (Loss) per Common Share (Non-GAAP)

	2024 Q4
In millions, except per share data (unaudited)	As Previously Reported	Discontinued Operations	Continuing Operations
Net income (loss) (GAAP)	$16.6	$(2.9)	$19.5
Restructuring and other (income) charges, net	23.4	13.6	9.8
Acquisition and other-related costs	0.3	—	0.3
Loss on CTO resales	1.9	1.9	—
Pension and postretirement settlement and curtailment charges (income), net	0.2	—	0.2
Tax effect on items above	(7.7)	(3.3)	(4.4)
Certain discrete tax provision (benefit)	—	—	—
Adjusted earnings (loss) (Non-GAAP)	$34.7	$9.3	$25.4

Diluted earnings (loss) per common share (GAAP)	$0.46	$(0.07)	$0.53
Restructuring and other (income) charges, net	0.64	0.37	0.27
Acquisition and other-related costs	0.01	—	0.01
Loss on CTO resales	0.05	0.05	—
Pension and postretirement settlement and curtailment charges (income), net	0.01	—	0.01
Tax effect on items above	(0.22)	(0.09)	(0.13)
Certain discrete tax provision (benefit)	—	—	—
Diluted adjusted earnings (loss) per common share (Non-GAAP)	$0.95	$0.26	$0.69
Weighted average common shares outstanding - Diluted	36.6	36.6	36.6

INGEVITY CORPORATION
Reconciliations of Recast Net Income (Loss) (GAAP) to Recast Adjusted Earnings (Loss) (Non-GAAP) and Recast Diluted Earnings (Loss) per Common Share (GAAP) to Recast Diluted Adjusted Earnings (Loss) per Common Share (Non-GAAP)

	2024 Q3
In millions, except per share data (unaudited)	As Previously Reported	Discontinued Operations	Continuing Operations
Net income (loss) (GAAP)	$(107.2)	$(154.7)	$47.5
Restructuring and other (income) charges, net	86.9	83.6	3.3
Acquisition and other-related costs	(0.1)	—	(0.1)
Loss on CTO resales	0.8	0.8	—
CTO supply contract termination charges	100.0	100.0	—
(Gain) loss on strategic investments	6.7	4.5	2.2
Tax effect on items above	(43.3)	(42.3)	(1.0)
Certain discrete tax provision (benefit)	(3.6)	(0.2)	(3.4)
Adjusted earnings (loss) (Non-GAAP)	$40.2	$(8.3)	$48.5

Diluted earnings (loss) per common share (GAAP)	$(2.95)	$(4.24)	$1.30
Restructuring and other (income) charges, net	2.39	2.30	0.09
Acquisition and other-related costs	—	—	—
Loss on CTO resales	0.02	0.02	—
CTO supply contract termination charges	2.75	2.75	—
(Gain) loss on strategic investments	0.18	0.12	0.06
Tax effect on items above	(1.19)	(1.17)	(0.03)
Certain discrete tax provision (benefit)	(0.10)	(0.01)	(0.09)
Diluted adjusted earnings (loss) per common share (Non-GAAP)	$1.10	$(0.23)	$1.33
Weighted average common shares outstanding - Diluted	36.5	36.5	36.5

INGEVITY CORPORATION
Reconciliations of Recast Net Income (Loss) (GAAP) to Recast Adjusted Earnings (Loss) (Non-GAAP) and Recast Diluted Earnings (Loss) per Common Share (GAAP) to Recast Diluted Adjusted Earnings (Loss) per Common Share (Non-GAAP)

	2024 Q2
In millions, except per share data (unaudited)	As Previously Reported	Discontinued Operations	Continuing Operations
Net income (loss) (GAAP)	$(283.7)	$(72.1)	$(211.6)
Restructuring and other (income) charges, net	13.1	9.4	3.7
Goodwill impairment charge	349.1	42.5	306.6
Acquisition and other-related costs	(0.2)	—	(0.2)
Loss on CTO resales	23.5	23.5	—
(Gain) loss on strategic investments	(0.1)	—	(0.1)
Tax effect on items above	(92.0)	(19.1)	(72.9)
Certain discrete tax provision (benefit)	27.1	3.4	23.7
Adjusted earnings (loss) (Non-GAAP)	$36.8	$(12.4)	$49.2

Diluted earnings (loss) per common share (GAAP)	$(7.81)	$(1.98)	$(5.83)
Restructuring and other (income) charges, net	0.36	0.26	0.10
Goodwill impairment charge	9.62	1.22	8.40
Acquisition and other-related costs	(0.01)	—	(0.01)
Loss on CTO resales	0.65	0.65	—
(Gain) loss on strategic investments	—	—	—
Tax effect on items above	(2.55)	(0.58)	(1.97)
Certain discrete tax provision (benefit)	0.75	0.09	0.66
Diluted adjusted earnings (loss) per common share (Non-GAAP)	$1.01	$(0.34)	$1.35
Weighted average common shares outstanding - Diluted	36.5	36.5	36.5
____________
(1) The weighted average number of common shares outstanding used in diluted adjusted earnings (loss) per share computation (Non-GAAP) differs from the weighted average number of common shares outstanding used in diluted earnings (loss) per share computations (GAAP) as we had a GAAP net loss for the respective period.

INGEVITY CORPORATION
Reconciliations of Recast Net Income (Loss) (GAAP) to Recast Adjusted Earnings (Loss) (Non-GAAP) and Recast Diluted Earnings (Loss) per Common Share (GAAP) to Recast Diluted Adjusted Earnings (Loss) per Common Share (Non-GAAP)

	2024 Q1
In millions, except per share data (unaudited)	As Previously Reported	Discontinued Operations	Continuing Operations
Net income (loss) (GAAP)	$(56.0)	$(79.2)	$23.2
Restructuring and other (income) charges, net	62.8	61.5	1.3
Acquisition and other-related costs	0.3	—	0.3
Loss on CTO resales	26.5	26.5	—
(Gain) loss on strategic investments	4.8	4.8	—
Tax effect on items above	(22.1)	(21.8)	(0.3)
Certain discrete tax provision (benefit)	0.9	0.2	0.7
Adjusted earnings (loss) (Non-GAAP)	$17.2	$(8.0)	$25.2

Diluted earnings (loss) per common share (GAAP)	$(1.54)	$(2.18)	$0.64
Restructuring and other (income) charges, net	1.73	1.69	0.04
Acquisition and other-related costs	0.01	—	0.01
Loss on CTO resales	0.73	0.73	—
(Gain) loss on strategic investments	0.13	0.13	—
Tax effect on items above	(0.61)	(0.59)	(0.02)
Certain discrete tax provision (benefit)	0.02	—	0.02
Diluted adjusted earnings (loss) per common share (Non-GAAP)	$0.47	$(0.22)	$0.69
Weighted average common shares outstanding - Diluted	36.4	36.4	36.4

INGEVITY CORPORATION
Reconciliations of Recast Net Income (Loss) (GAAP) to Recast Adjusted Earnings (Loss) (Non-GAAP) and Recast Diluted Earnings (Loss) per Common Share (GAAP) to Recast Diluted Adjusted Earnings (Loss) per Common Share (Non-GAAP)

	2023 FY
In millions, except per share data (unaudited)	As Previously Reported	Discontinued Operations	Continuing Operations
Net income (loss) (GAAP)	$(5.4)	$(111.2)	$105.8
Restructuring and other (income) charges, net	170.2	116.8	53.4
Acquisition and other-related costs	4.5	—	4.5
Loss on CTO resales	22.0	22.0	—
(Gain) loss on strategic investments	(19.3)	—	(19.3)
Tax effect on items above	(41.8)	(32.7)	(9.1)
Certain discrete tax provision (benefit)	(0.6)	(0.1)	(0.5)
Adjusted earnings (loss) (Non-GAAP)	$129.6	$(5.2)	$134.8

Diluted earnings (loss) per common share (GAAP)	$(0.15)	$(3.03)	$2.88
Restructuring and other (income) charges, net	4.64	3.18	1.46
Acquisition and other-related costs	0.12	—	0.12
Loss on CTO resales	0.60	0.60	—
(Gain) loss on strategic investments	(0.52)	—	(0.52)
Tax effect on items above	(1.14)	(0.88)	(0.26)
Certain discrete tax provision (benefit)	(0.02)	(0.01)	(0.01)
Diluted adjusted earnings (loss) per common share (Non-GAAP)	$3.53	$(0.14)	$3.67
Weighted average common shares outstanding - Diluted	36.7	36.7	36.7

INGEVITY CORPORATION
Reconciliation of Recast Net Income (Loss) from Continuing Operations (GAAP) to Recast Adjusted EBITDA (Non-GAAP)

	2023	2024					2025
In millions, except percentages (unaudited)	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3
Net income (loss) from continuing operations (GAAP)	$105.8	$23.2	$(211.6)	$47.5	$19.5	$(121.4)	$29.1	$(141.4)	$40.8
Provision (benefit) for income taxes	24.2	7.7	(37.9)	6.5	4.6	(19.1)	8.5	4.8	21.4
Interest expense, net	87.0	22.3	23.2	23.8	20.8	90.1	19.4	18.6	18.4
Depreciation and amortization	97.4	24.4	25.3	25.2	24.7	99.6	24.5	25.2	27.7
Restructuring and other (income) charges, net	53.4	1.3	3.7	3.3	9.8	18.1	1.9	7.2	1.0
Goodwill impairment charge	—	—	306.6	—	—	306.6	—	183.8	—
Acquisition and other-related (income) costs	4.5	0.3	(0.2)	(0.1)	0.3	0.3	—	—	—
Pension and postretirement settlement and curtailment (charges) income, net	—	—	—	—	0.2	0.2	—	—	—
(Gain) loss on strategic investments	(19.3)	—	(0.1)	2.2	—	2.1	—	2.5	—
Proxy contest charges	—	—	—	—	—	—	7.9	0.3	—
Portfolio review expenses	—	—	—	—	—	—	—	—	1.1
Adjusted EBITDA from continuing operations (Non-GAAP)	$353.0	$79.2	$109.0	$108.4	$79.9	$376.5	$91.3	$101.0	$110.4

Net sales from continuing operations	$1,215.5	$255.2	$347.7	$333.8	$263.4	$1,200.1	$247.9	$331.5	$333.1
Net income (loss) from continuing operations margin as a percentage of Net Sales from continuing operations	8.7%	9.1%	(60.9)%	14.2%	7.4%	(10.1)%	11.7%	(42.7)%	12.2%
Adjusted EBITDA margin from continuing operations	29.0%	31.0%	31.3%	32.5%	30.3%	31.4%	36.8%	30.5%	33.1%

INGEVITY CORPORATION
Net Debt Ratio (Non-GAAP)

	2023	2024				2025
In millions, except ratios (unaudited)	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Notes payable and current maturities of long-term debt	$84.4	$84.7	$103.0	$100.7	$61.3	$60.4	$94.7	$102.0
Long-term debt including finance lease obligations	1,382.8	1,408.7	1,401.0	1,397.6	1,339.7	1,332.6	1,235.6	1,158.5
Debt issuance costs	5.3	5.0	4.8	4.5	4.2	4.0	3.7	3.4
Total Debt	1,472.5	1,498.4	1,508.8	1,502.8	1,405.2	1,397.0	1,334.0	1,263.9
Less:
Cash and cash equivalents (1)	96.1	88.7	107.6	135.7	68.2	71.7	77.0	83.5
Restricted investment (2)	79.3	79.9	80.6	81.3	81.8	82.5	83.2	83.9
Net Debt	$1,297.1	$1,329.8	$1,320.6	$1,285.8	$1,255.2	$1,242.8	$1,173.8	$1,096.5

Net Debt Ratio (Non GAAP)
Total Adjusted EBITDA(3) - last twelve months	$377.1	$347.6	$328.2	$324.2	$362.7	$379.6	$388.3	$403.1

Net debt ratio (Non GAAP)	3.4x	3.8x	4.0x	4.0x	3.5x	3.3x	3.0x	2.7x
_______________
(1) Includes Restricted Cash related to the New Market Tax Credit arrangement.
(2) Our restricted investment is a trust managed in order to secure repayment of the finance lease obligation associated with Performance Materials' Wickliffe, Kentucky, manufacturing site at maturity. The trust, presented as Restricted investment on our condensed consolidated balance sheets, originally purchased long-term bonds that mature through 2026. The principal received at maturity of the bonds, along with interest income that is reinvested in the trust, are expected to be equal to or more than the $80.0 million finance lease obligation that is due in 2027. Excludes allowance for credit losses on held-to-maturity debt securities.
(3) Total Adjusted EBITDA is defined as Adjusted EBITDA from continuing operations and Adjusted EBITDA from discontinued operations.